March 16, 2004


                            WELLS S&P REIT INDEX FUND
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 CLASS R SHARES


                            SUPPLEMENT TO PROSPECTUS
               DATED JULY 15, 2003 AND REVISED ON AUGUST 29, 2003


THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION "BUYING FUND SHARES--CHOOSING A SHARE CLASS" ON PAGE 11 OF THE PROSPECTUS:

     Effective immediately, the Fund has expanded the types of investors eligible to purchase Class R shares to include clients of bank trust departments. Class R shares are not subject to any front-end sales loads or contingent deferred sales loads, but are subject to a 0.75% annual 12b-1 fee. Class R shares may only be purchased by (i) clients of bank trust departments and (ii) 401(k) plans and other qualified retirement plans, including Section 101 and 457 plans and 403(b) plans sponsored by section 501(c)(3) organizations, as well as certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.